UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2013

Dynacast International Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-179497	90-0728033
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14045 Ballantyne Corporate Place, Suite 300, Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 927-2789

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 28, 2013, Dynacast International Inc. (the “Company”) issued a press release regarding its financial results for the fourth quarter and year ended December 31, 2012 and its conference call on March 28, 2013 to discuss those results. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference in this Item 2.02.

The information set forth under this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release, dated March 28, 2013, with respect to the Company’s financial results for the fourth quarter and year ended December 31, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2013

DYNACAST INTERNATIONAL INC.

By:	/s/ Adrian D. Murphy
Adrian D. Murphy
Secretary, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated March 28, 2013, with respect to the Company’s financial results for the fourth quarter and year ended December 31, 2012

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